UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

(as depositor in connection with an Indenture, dated as of June 29, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-2)

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	333-122940	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Woodbury Road Woodbury, New York		11797
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Notes and the Mortgage Pool

Renaissance Mortgage Acceptance Corp. (the “Registrant”) plans a series of notes, entitled Renaissance Home Equity Loan Trust 2005-2, Home Equity Asset Backed Notes, Series 2005-2 (the “Notes”), to be issued pursuant to an indenture, dated as June 29, 2005, among Renaissance Home Equity Loan Trust 2005-2 as issuer, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A. as securities administrator. The Notes to be designated as the Series 2005-2 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the “Trust Estate”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four- and five- to eight-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Greenwich Capital Markets, Inc., Citigroup Global Markets Inc. and Friedman, Billings, Ramsey & Co., Inc. (collectively, the “Underwriters”) have advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 8) that have been provided by the Underwriters to certain prospective purchasers of Renaissance Home Equity Loan Trust, Series 2005-2, Home Equity Loan Asset-Backed Notes (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2005

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:	/s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Sequentially Numbered Page
99.5

Computational Materials (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of Renaissance Home Equity Loan Trust, Series 2005-2, Home Equity Loan Asset-Backed Notes.

EXHIBIT 99.2

[FILED BY PAPER]